UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

WAYFAIR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36666		36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
4 Copley Place	Boston	MA	02116
(Address of principal executive offices)			(Zip Code)

(617) 532-6100
(Registrant’s telephone number, including area code)
 N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2026, Wayfair Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved Amendment No. 1 (the “Amendment”) to the Wayfair Inc. 2023 Incentive Award Plan (the “2023 Plan”), to increase the number of shares of Class A common stock authorized for issuance under the 2023 Plan by 20,000,000 shares. The terms and descriptions of the 2023 Plan and the Amendment, which are included in the Company’s Definitive Proxy Statement on Schedule 14A filed on March 31, 2026 (the “Proxy Statement”), and the text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, are incorporated herein by reference in their entirety.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting:
1.The stockholders voted to elect each of the nine (9) nominees for director.
2.The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2026.
3.The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers.
4.The stockholders approved the Amendment to the 2023 Plan.
Holders of the Company’s Class A common stock are entitled to one (1) vote per share and holders of the Company’s Class B common stock are entitled to ten (10) votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted at the Annual Meeting.

The Company’s inspector of elections certified the following vote tabulations:
Proposal 1: Election of Directors

Nominee	For	Abstain	Broker Non-Votes
Niraj Shah	306,992,250	1,709,895	10,775,007
Steven Conine	307,455,531	1,246,614	10,775,007
Diana Frost	299,807,878	8,894,267	10,775,007
Andrea Jung	287,757,377	20,944,768	10,775,007
Jeremy King	299,321,924	9,380,221	10,775,007
Michael Kumin	273,900,950	34,801,195	10,775,007
Harry A. Lawton III	308,191,760	510,385	10,775,007
Jeffrey Naylor	307,845,412	856,733	10,775,007
Michael E. Sneed	287,758,079	20,944,066	10,775,007
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
319,440,139	18,316	18,697	—

Proposal 3: Non-Binding Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
247,755,435	60,925,156	21,554	10,775,007

Proposal 4: Vote to Approve Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan.

For	Against	Abstain	Broker Non-Votes
253,741,331	54,941,475	19,339	10,775,007

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: May 22, 2026	By:	/s/ ANDREW OLIVER
Andrew Oliver
Deputy General Counsel and Assistant Secretary

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